UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2012

PLYMOUTH OPPORTUNITY REIT, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-173048

Maryland	27-5466153
(State or other jurisdiction of	(I.R.S Employer
Incorporation or organization)	Identification No.)

Two Liberty Square, 10th Floor, Boston, MA 02109	(617) 340-3814
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 20, 2012 Plymouth Opportunity REIT, Inc. filed a Current Report on Form 8-K regarding the acquisition of a 51.5% equity interest in a 23 building, 270 unit multifamily complex located in Riverdale, a suburb of Atlanta, Georgia. The Company hereby amend the Form 8-K dated August 20, 2012 to provide the required financial information related to its acquisition of the 51.5% equity interest referenced therein.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired

Wynthrope Forest Apartments	Page

Independent Auditors’ Report	4

Statement of Revenue and Certain Expenses for the six month period ended June 30, 2012 (unaudited) and year ended December 31, 2011	5

Notes to Statement of Revenue and Certain Expenses for the six month period ended June 30, 2012 (unaudited) and year ended December 31, 2011	6

(b)	Pro forma financial information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on our behalf by the undersigned, hereunto duly authorized.

PLYMOUTH OPPORTUNITY REIT, INC.

By: /s/ Jeffrey E. Witherell

Jeffrey E. Witherell,

Chief Executive Officer and Chairman of the Board of Directors

Dated: November 2, 2012

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Index to Financial Statements

Wynthrope Forest Apartments	Page

Independent Auditors’ Report	4

Statement of Revenue and Certain Expenses for the six month period ended June 30, 2012 (unaudited) and year ended December 31, 2011	5

Notes to Statement of Revenue and Certain Expenses for the six month period ended June 30, 2012 (unaudited) and year ended December 31, 2011	6

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 Independent Auditors’ Report

The Board of Directors and Stockholders
Plymouth Opportunity REIT, Inc.:

We have audited the accompanying statement of revenue and certain expenses of Wynthrope Forest (the Property), for the year ended December 31, 2011. This statement of revenue and certain expenses is the responsibility of the management of Plymouth Opportunity REIT, Inc. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenue and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses of the Company was prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Plymouth Opportunity REIT, Inc., to be filed with the Securities and Exchange Commission, as described in note 1.It is not intended to be a complete presentation of the Property’s revenue and expenses of the Company.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 1, of the Property for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/KPMG/

Boston, Massachusetts

November 2, 2012

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Wynthrope Forest Apartments
Statements of Revenues and Certain Expenses

(in thousands)

	Six months ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
Revenue:
Rental	$1,033	$2,047
Other	89	193
	$1,122	2,240

Certain Expenses:
Property operating costs	378	668
Utilities	105	216
Real estate taxes and insurance	89	258
	572	1,142
Revenue in excess of certain expenses	$550	$1,098

See accompanying notes to statements of revenue and certain expenses.

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Wynthrope Forest Apartments

Notes to Combined Statements of Revenue and Certain Expenses

Six-month period ended June 30, 2012 (unaudited) and the
year ended December 31, 2011

(1)	Basis of Presentation

The accompanying statements of revenue and certain expenses include the revenue and certain expenses of the Wynthrope Forest (“the Property”). The property, which was acquired August 17, 2012 by a joint venture with Colony Hills Capital of which Plymouth Opportunity REIT Inc. and its subsidiaries (“the Company”) is a 51% partner. The Property is a 270 unit apartment community located in Riverdale, Georgia, comprised of 23 buildings with a mix of one, two and three-bedroom floor plans.

The accompanying statements of revenue and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission (Commission) for the acquisition of one or more real estate properties which in aggregate are significant and, accordingly, are not representative of the actual results of operations for the periods presented. The statements of revenue and certain expenses exclude the following expenses that are not comparable to the proposed future operations of the Property: (i.e. existing interest on mortgage loans, depreciation and amortization, management fees and other costs not directly related to the proposed future operations of the Property). Additionally there has been no adjustment to the real estate tax expense for any potential change to the tax assessment as a result of the proposed transaction.

The Company is not aware of any material factors relating to the Property, other than those described in the statements of revenue and certain expenses, that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies
(a)	Revenue Recognition

Rental revenue is reported on an accrual basis over the term of the respective leases, which are typically one year or less. Other revenues include utility reimbursements, leasing related revenue, laundry and parking garage income.

(b)	Use of Estimates

The Company has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statements of revenue and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

(c)	Unaudited Information

The statements of revenue and certain expenses for the six-month period ended June 30, 2012 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the Commission’s Rule 3-14 as described in note 1, for this period. All such adjustments are of a normal recurring nature.

(3)	Subsequent Events

The Company has evaluated subsequent events related to the Property for recognition or disclosure through November 2, 2012, which is the date the statements of revenue and certain expenses was available to be issued and determined that there are no material subsequent events that would require disclosure.

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Plymouth Opportunity Reit, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2012

(unaudited)

The Following unaudited pro forma Consolidated Balance Sheet is presented as if the acquisition had occurred on June 30, 2012.

This unaudited pro forma Consolidated Balance Sheet is not necessarily indicative of what the financial position would have been at June 30, 2012, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the significant property that was purchased and financed subsequent to June 30, 2012. The pro forma adjustments were made for Wynthrope Forest.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Assets

Net investment in properties (D)	$-	$1,250,000	$1,250,000
Cash and cash equivalent (C)	101,250	1,985,980	2,087,230
Deposits	100,000	-	100,000
Total Assets	$201,250	$3,235,980	$3,437,230

Liabilities and Equity
Liabilities

Equity
Common Stock (C)	200	3,235,980	3,236,180
Additional Paid in Capital	199,800	-	199,800
Retained Earnings	1,250	-	1,250
Total Equity	201,250	3,235,980	3,437,230
Total Liabilities and Equity	$201,250	$3,235,980	$3,437,230

See accompanying notes to pro forma consolidated balance sheet.

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plymouth opportunity reit, inc.

Notes to Pro Forma Consolidated Balance Sheet

June 30, 2012

(A)	The historical column represents the Company’s Consolidated Balance Sheet as of June 30, 2012 as filed with the Securities and Exchange Commission on form 10-Q.

(B)	This investment is a non-controlling interest in the partnership that acquired the Property. The pro forma adjustments column includes adjustments related to our significant acquisition which occurred after June 30, 2012 and are detailed as follows:

Wynthrope Forest Apartments
Net investment properties	$1,250,000

(C)	Through September 30, 2012 the Company has raised gross offering proceeds of $3,235,980 on 329,000 shares issued. These proceeds were used to fund the $1,250,000 investment in the Property.

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plymouth opportunity reit, inc.

Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2012

(unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisition or financing of the property indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations as though it occurred on January 1, 2012. Pro forma adjustments have been made for significant properties that were purchased subsequent to December 31, 2011. The pro forma adjustments were made for Wynthrope Forest Apartments.

This unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 2012, nor does it purport to represent our future results of operations.

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Equity Investment Income	$-	$282,468	$282,468
Realized Gain on Sale of REIT Securities	205	-	205
Total Income	205	282,468	282,673

Bank Charges	25	-	25
Total Expenses	25	-	25

Net Income	$180	$282,468	$282,648

Earnings per share (C)	$-		$0.81

See accompanying notes to pro forma consolidated statement of operations.

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plymouth opportunity reit, inc.

Notes to Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2012

(unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the six months ended June 30, 2012 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	Total pro forma adjustments for the acquisition consummated through the date of this filing are as though the properties were acquired January 1, 2012. Total income, property operating expenses and real estate taxes for the six months June 30, 2012 is based on information provided by the seller for Wynthrope Forest Apartments.

For the six months ended June 30, 2012, the Company has recognized $282,468 of equity income based on their 51.5% percent share.

(C)	As of June 30, 2012 the Company has not raised the minimum equity required to break escrow therefore there is no earnings per share calculation. Total pro forma earnings per share are calculated based on 349,000 shares outstanding as of September 30, 2012.

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plymouth opportunity reit, inc.

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2011

(Unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisition or financing of the property indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations as though it occurred on January 1, 2012. Pro forma adjustments have been made for significant properties that were purchased subsequent to December 31, 2011. The pro forma adjustments were made for Wynthrope Forest Apartments.

This unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2011, nor does it purport to represent our future results of operations.

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Equity Investment Income	$-	$565,440	$565,440
Dividend Income	599	-	599
Realized Gain on Sale of REIT Securities	471	-	471
Total Income	$1,070	$565,440	$566,510

Total Expenses	-	-	-

Net Income	$1,070	$565,440	$566,510

Earnings per share (C)	$-		$1.62

See accompanying notes to pro forma consolidated statement of operations.

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plymouth opportunity reit, inc.

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2011

(unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on Form 10-K.

(B)	Total pro forma adjustments for the acquisition consummated through the date of this filing are as though the properties were acquired January 1, 2011.

For the twelve months ended December 31, 2011, the Company has recognized $565,440 of equity income based on their 51.5% percent share.

(C)	As of June 30, 2012 the Company has not raised the minimum equity required to break escrow therefore there is no earnings per share calculation. Total pro forma earnings per share are calculated based on 349,000 shares outstanding as of September 30, 2012.

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